Exhibit 99.3

Monex Group Conference Call Script, TradeStation Group CEO Portion

Three months and nine months ended December 31, 2021

Date: January 31, 2022

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect TradeStation’s current views with respect to, among other things, the future operations and financial performance of TradeStation. Forward-looking statements in this communication may be identified by the use of words such as “anticipating,” “believes,” “can,” “continue,” “continuously,” “enhance,” “expects,” “hope,” “in progress,” “intends,” “may,” “over time,” “planned,” “seeks,” “should,” “strategic,” “target,” “think,” “try,” “try to,” “will” and similar terms and phrases. Forward-looking statements contained in this communication include, but are not limited to, statements as to (i) the success of TradeStation’s efforts regarding its revenue growth strategy, including the success of marketing expenditures and campaigns and approaches, increasing headcount to support its revenue growth strategy and its ability to grow its customer account base generally and the pace at which such growth is, or is not, accomplished, (ii) ongoing volume levels of customer trading activity and trading-related revenue generated, (iii) the success of TradeStation’s crypto account-opening/marketing promotion, and whether crypto customer accounts added through such promotion will provide further funding or deposits to, or trade in, such accounts, (iv) whether TradeStation’s planned product and service enhancements, including those recently launched or currently in progress, will be considered valuable or attractive by customers and customer prospects, or completed timely, or at all, and (v) whether federal fund target interest rates will increase, and if so when, whether the effective interest rates will match the target rates, and whether TradeStation will be able to benefit through increased net interest income if those rates increase.

The forward-looking statements contained in this communication are based on the current expectations of TradeStation and its management and are subject to risks and uncertainties. No assurance can be given that future developments affecting TradeStation will be those that are anticipated. Actual results may differ materially from current expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the control of TradeStation. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them.

Such factors include, but are not limited to: changes in general economic or political conditions; changes in the markets that TradeStation targets; slowdowns in securities or cryptocurrency trading or shifting demand for securities or cryptocurrency trading products; the impact of the ongoing COVID-19 pandemic; the evolving digital asset market, including the regulation thereof; possible regulations that further limit, or eliminate, the ability of TradeStation to accept payment for order flow or similar rebates; any change in laws applicable to TradeStation or any regulatory or judicial interpretation thereof; and other factors, risks and uncertainties, including those under the heading “Risk Factors” in publicly-available SEC filings made by TradeStation. Intentions or expectations disclosed in forward-looking statements may not be achieved and the recipient of this communication should not place undue reliance on such forward-looking statements. Any forward-looking statement made in this communication speaks only as of the date hereof. TradeStation undertakes no obligation to update, revise or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

As previously announced, TradeStation Group, Inc. (the “Company”) and Quantum FinTech Acquisition Corporation (“Quantum”) have entered into agreements to effect a business combination (the “Business Combination”). This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of the Company, Quantum, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be effected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this presentation.

In connection with the proposed Business Combination between the Company and Quantum, the Company has filed a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) that includes a proxy statement / prospectus relating to the offer of the securities to be issued to Quantum. Investors, security holders and other interested persons are advised to read the Registration Statement and proxy statement / prospectus and any amendments thereto, and other relevant documents that are filed with the SEC carefully and in their entirety because they will contain important information about the Company, Quantum and the proposed Business Combination. The definitive proxy statement / prospectus will be mailed to stockholders of Quantum as of a record date to be established for voting on the proposed Business Combination. Investors, security holders and other interested persons will also be able to obtain copies of the Registration Statement and other documents containing important information about the Business Combination and the parties to the Business Combination once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Quantum FinTech Acquisition Corp., 4221 W. Boy Scout Blvd., Suite 300, Tampa, FL 33607, Attention: Investor Relations or by email at IR@qftacorp.com.

Quantum and the Company, their respective directors and executive officers and certain investors may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of Quantum and their ownership is set forth in Quantum’s filings with the SEC, including its final prospectus relating to its initial public offering in February 2021, which is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Quantum shareholders in connection with the proposed Business Combination, including the Company’s directors and executive officers and certain investors, will be contained in the Registration Statement for the Business Combination when available.

Thank you, Oki, and hello everyone.

For our fiscal third quarter, we posted results that reflect the early stage of implementing our strategic growth plan. TradeStation aims to leverage its feature-rich technology and trading platform by investing in marketing and product enhancements that will accelerate the growth of customer accounts and customer assets under custody.

During the third fiscal quarter we continued to see strong account growth and growth in client assets. As of December 31, 2021, total accounts were 36% higher than at December 31, 2020, and TradeStation’s total customer assets under custody were $12.3 billion, 33% higher than December 31, 2020.

Cryptocurrency accounts grew to 9% of total accounts at December 31, 2021, from less than 2% at December 31, 2020. A significant contributor to this recent growth has been a promotional campaign that was launched late in the quarter and continues at this time. For this promotion, when the customer completes an approved crypto account application TradeStation makes the initial account funding for the customer -- a nominal amount of $10 BTC. We then engage with these new account holders with the goal of their making additional account deposits and investing and trading in crypto. This is an example of us deploying different marketing approaches to build our brand and increase customers on our platform.

Comparison of our trading activity in the third quarter to prior periods requires context for what occurred in the markets during our prior fiscal year, which was the first year of the COVID-19 pandemic. The markets experienced extreme volatility and unusually high levels of customer trading, and then returned toward pre-pandemic levels in our current fiscal year. Accordingly, our DARTs during the quarter declined by 10.2 percent compared to the prior-year third fiscal quarter. However, on a sequential quarter-over-quarter basis, which compares two periods in the lower volatility market, our DARTs increased by 5.6%.

Total brokerage and other commissions was $41.3 million in our third fiscal quarter. Even with the significant drop in volatility, as compared to the prior-year third fiscal quarter, we were able to drive an increase in trading-related revenue. This is primarily due to the growth of customer accounts.

Net interest income during the quarter grew 8.7% compared to the prior-year third fiscal quarter, driven mainly by an increase in securities lending revenue and margin lending revenue, partially offset by lower interest earned on customer cash and crypto asset lending.

Net interest income expanded by 26.3% quarter-over-quarter, driven primarily by a 31% increase in securities lending and strong growth in crypto asset lending. With respect to the portion of interest income we generate from investing customer cash, we anticipate benefitting in the next fiscal year from a rising interest-rate environment.

We continue to make progress on our plans to become a publicly-traded company listed on the New York Stock Exchange through a de-SPAC transaction, which we announced on November 4, 2021. Late in December 2021 we filed a registration statement on Form S-4 with the SEC and look forward to the completion of this transaction.

As I said at the beginning, we are in the investment phase of our growth strategy.

During the quarter, we increased our advertising spend in performance-based and brand marketing channels. This was a substantial, and planned, step-up that we expect to increase the size and pace of growth of our customer base.

We are also investing in our platform, and that is reflected in higher compensation and benefits expense. We are increasing software development headcount to deliver on several initiatives:

One is to support the evolution of our customer experience primarily across our website and mobile applications. This quarter we launched a new simplified portfolio and balances view in our Web App and Mobile Apps. Over the next several quarters, we look to further simplify our Web and Mobile experience and integrate crypto investing natively in our proprietary TradeStation apps. Another initiative is the expansion of our cryptocurrency brokerage offering. This quarter we launched support for trading crypto in an IRA account, our Crypto FIX API, , as well as support for the CME Micro ETH futures product. We also plan to increase the number of cryptocurrencies we support. Another area on which we are focused is to grow our strategic alliance business relationships by offering third-party fintech companies the ability, through our API technology, to enable their customers’ access to TradeStation’s brokerage services from their platforms. TradingView is the largest of our 70-plus strategic alliance relationships today, and we are further enhancing our API capabilities as we seek to scale this part of our business.

Thank you for your time, and we look forward to continuing to update you on the progress of these initiatives. Oki . . .